                                                                    EXHIBIT 99.2


CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------                 ------------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                         DECEMBER 18, 2001
---------------------------------------                 ------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ Dennis S. Faulkner                                   ACCOUNTANT FOR DEBTOR
---------------------------------------                 ------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                         DECEMBER 18, 2001
---------------------------------------                 ------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                         SCHEDULED           MONTH              MONTH
ASSETS                                                    AMOUNT            OCT-01             NOV-01               MONTH
------                                                   ---------          ------            -------              ------
1.  Unrestricted Cash (FOOTNOTE)                             6,557,974         3,592,787          3,503,332
2.  Restricted Cash
3.  Total Cash                                               6,557,974         3,592,787          3,503,332
4.  Accounts Receivable (Net) (FOOTNOTE)                                         300,000            300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                              3,450,681           438,830            418,830
8.  Other (Attach List)                                        263,606                 0                  0
9.  Total Current Assets                                    10,272,261         4,331,617          4,222,162
10. Property, Plant & Equipment                              3,285,885                 0                  0
11. Less: Accumulated Depreciation/Depletion                (1,753,163)                0                  0
12. Net Property, Plant & Equipment                          1,532,722                 0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)            36,082                 0                  0
15. Other (Attach List) (FOOTNOTE)                         153,399,371        39,971,438         39,971,438
16. Total Assets                                           165,240,436        44,303,055         44,193,600

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                 11,634             11,634
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                             1,807,702          1,792,579
23. Total Post Petition Liabilities                                            1,819,336          1,804,213

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                 75,885,064        14,891,816         13,358,109
25. Priority Debt (FOOTNOTE)                                   200,832                 0                  0
26. Unsecured Debt                                           1,779,701         1,391,017          1,391,017
27. Other (Attach List)                                    242,243,558       169,562,605        169,558,708
28. Total Pre Petition Liabilities                         320,109,155       185,845,438        184,307,834
29. Total Liabilities                                      320,109,155       187,664,774        186,112,047

EQUITY

30. Pre Petition Owners' Equity                                             (154,868,719)      (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                 (5,347,301)        (5,437,727)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                    16,854,301         18,387,999
33. Total Equity                                                            (143,361,719)      (141,918,447)
34. Total Liabilities and Equity                                              44,303,055         44,193,600

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                SCHEDULED           MONTH           MONTH
ASSETS                                            AMOUNT           OCT-01          NOV-01           MONTH
------                                          ---------          ------          ------          ------
A. Security Deposit                                 8,794                0                0
B. Cash Surrender Value: Life Ins.                254,812                0                0
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                       263,606                0                0

A. Organizational Costs                            36,082                0                0
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                             36,082                0                0

A. Intercompany Receivables                   113,743,558                0                0
B. Intercompany Royalties                      39,655,813       39,971,438       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                  153,399,371       39,971,438       39,971,438

POST PETITION LIABILITIES

A. Accrued Liabilities Other                                       453,449          445,041
B. Deferred Compensation                                           960,371          960,371
C. Accrued Health Claims                                           393,882          387,167
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                            1,807,702        1,792,579

PRE PETITION LIABILITIES

A. Intercompany Payables (FOOTNOTE)           113,743,558       41,062,605       41,058,708
B. 10 3/8% Senior Sub. Notes                  105,000,000      105,000,000      105,000,000
C. Sr. Sub. Exchangeable Notes                 23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                         242,243,558      169,562,605      169,558,708

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 2

CASE NUMBER:    401-40788-BJH-11


INCOME STATEMENT
                                                     MONTH             MONTH                             QUARTER
REVENUES                                            OCT-01            NOV-01            MONTH             TOTAL
--------                                            ------            ------            -----            -------
1.  Gross Revenues                                                                                              0
2.  Less: Returns & Discounts                                                                                   0
3.  Net Revenue                                            0                                                    0

COST OF GOODS SOLD

4.  Material                                                                                                    0
5.  Direct Labor                                                                                                0
6.  Direct Overhead                                                                                             0
7.  Total Cost Of Goods Sold                               0                                                    0
8.  Gross Profit                                           0                                                    0

OPERATING EXPENSES

9.  Officer / Insider Compensation                    18,635            18,582                             37,217
10. Selling & Marketing                                                                                         0
11. General & Administrative                           3,270             9,064                             12,334
12. Rent & Lease                                       9,225               342                              9,567
13. Other (Attach List)                               13,993            13,535                             27,528
14. Total Operating Expenses                          45,123            41,523                             86,646
15. Income Before Non-Operating
    Income & Expense                                 (45,123)          (41,523)                           (86,646)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                    4,403           (10,135)                            (5,732)
17. Non-Operating Expense (Att List)                       0                 0                                  0
18. Interest Expense                                                                                            0
19. Depreciation / Depletion                                                                                    0
20. Amortization                                                                                                0
21. Other (Attach List)                                                                                         0
22. Net Other Income & Expenses                        4,403           (10,135)                            (5,732)

REORGANIZATION EXPENSES

23. Professional Fees                                 90,292            38,768                            129,060
24. U.S. Trustee Fees                                 13,750                                               13,750
25. Other (Attach List)                                                                                         0
26. Total Reorganization Expenses                    104,042            38,768                            142,810
27. Income Tax                                                                                                  0
28. Net Profit (Loss)                               (144,762)          (90,426)                          (235,188)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 2


INCOME STATEMENT
                                                  MONTH             MONTH                              QUARTER
OPERATING EXPENSES                               OCT-01            NOV-01             MONTH             TOTAL
------------------                               ------            ------             -----             -----
A.   Payroll                                      6,365             6,418                              12,783
B.   Insurance                                    7,000             6,415                              13,415
C.   Utilities & Telephone                          213               339                                 552
D.   Taxes                                          415               363                                 778
E.                                                                                                          0

           TOTAL OTHER OPERATING
            EXPENSES - LINE 13                   13,993            13,535                              27,528

OTHER INCOME & EXPENSES

A.   Interest and Misc. Income                    4,403             6,258                              10,661
B.   Balance Sheet Adjustments (Footnote)                         (16,393)                            (16,393)
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0

            TOTAL NON-OPERATING
             INCOME - LINE 16                     4,403           (10,135)                             (5,732)

A.                                                                                                          0
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0

            TOTAL NON-OPERATING
             EXPENSE - LINE 17                        0                 0                                   0


REORGANIZATION EXPENSES
A.                                                                                                          0
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0
        TOTAL OTHER REORGANIZATION
            EXPENSES - LINE 25                        0                 0                                   0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40788-BJH-11

CASH RECEIPTS AND                                MONTH            MONTH                           QUARTER
DISBURSEMENTS                                   OCT-01           NOV-01           MONTH            TOTAL
-------------                                   ------           ------           -----           -------
1.  Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.           SUPPLEMENT TO ACCRUAL BASIS -3
                                                 NOVEMBER, 2001
CASE NUMBER:    401-40788-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                   DIST LP        MFG           MGMT         KEVCO INC       TOTAL
                                                 ----------    ----------     ----------     ----------    ----------

1.  CASH-BEGINNING OF MONTH                              --       150,805      3,592,787          1,000     3,744,592

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                           --            --                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                         --            --                                          --
4.  POST PETITION                                                      --                                          --

5.  TOTAL OPERATING RECEIPTS                             --            --             --             --            --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                                   --                                          --
7.  SALE OF ASSETS                                  161,834     1,461,045                                   1,622,879
8.  OTHER                                             9,755           879          6,258          4,701        21,593
    INTERCOMPANY TRANSFERS                           (8,140)       15,437         (7,297)                          --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED
              MISC.                                   9,755
              INTEREST INCOME                                                      6,258          4,701

9.  TOTAL NON OPERATING RECEIPTS                    163,449     1,477,361         (1,039)         4,701     1,644,472

10. TOTAL RECEIPTS                                  163,449     1,477,361         (1,039)         4,701     1,644,472

11. CASH AVAILABLE                                  163,449     1,628,166      3,591,748          5,701     5,389,064

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                                   18,582                       18,582
13. PAYROLL TAXES PAID                                                 --          6,780                        6,780
14. SALES, USE & OTHER TAXES PAID                                      --             11                           11
15. SECURED/RENTAL/LEASES                                              --          1,741                        1,741
16. UTILITIES                                           600            --            339                          939
17. INSURANCE                                                          --         13,130                       13,130
18. INVENTORY PURCHASES                                                --                                          --
19. VEHICLE EXPENSE                                                    --                                          --
20. TRAVEL                                                             --                                          --
21. ENTERTAINMENT                                                      --                                          --
22. REPAIRS & MAINTENANCE                                              --                                          --
23. SUPPLIES                                                           --                                          --
24. ADVERTISING                                                                                                    --
25. OTHER                                           162,849     1,477,367          9,065          4,701     1,653,982
           LOAN PAYMENTS                            161,834     1,461,045             --          4,701     1,627,580
              FREIGHT                                    62         6,324                                       6,386
              CONTRACT LABOR                                           --                                          --
              401 K PAYMENTS                                           --                                          --
              PAYROLL TAX ADVANCE ADP                                                                              --
              WAGE GARNISHMENTS                                                                                    --
              MISC.                                     953         9,998          9,065                       20,016

26. TOTAL OPERATING DISBURSEMENTS                   163,449     1,477,367         49,648          4,701     1,695,165

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                  --         38,768                       38,768
28. US TRUSTEE FEES                                                    --                                          --
29. OTHER                                                                                                          --
30. TOTAL REORGANIZATION EXPENSE                         --            --         38,768             --        38,768

31. TOTAL DISBURSEMENTS                             163,449     1,477,367         88,416          4,701     1,733,933

32. NET CASH FLOW                                        --            (6)       (89,455)            --       (89,461)

33. CASH- END OF MONTH                                   --       150,799      3,503,332          1,000     3,655,131

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11

                                                    SCHEDULED             MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT             OCT-01            NOV-01             MONTH
-------------------------                           ---------            ------            ------             -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                               0                 0                 0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)  (FOOTNOTE)                   0                 0                 0

AGING OF POST PETITION                                     MONTH:    NOVEMBER-01
TAXES AND PAYABLES                                               ---------------

                                    0 - 30           31 - 60           61 - 90             91 +
TAXES PAYABLE                        DAYS              DAYS              DAYS              DAYS              TOTAL
-------------                       ------           -------           -------             ----              -----
1. Federal                                                                                                        0
2. State                            6,412                                                                     6,412
3. Local                                                                                                          0
4. Other (See below)                5,222                                                                     5,222
5. Total Taxes Payable             11,634                  0                 0                 0             11,634
6. Accounts Payable                                                                                               0

                                                           MONTH:    NOVEMBER-01
STATUS OF POST PETITION TAXES                                    ---------------

                                                BEGINNING TAX        AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                          LIABILITY*           AND/OR ACCRUED    (AMOUNT PAID)       LIABILITY
-------                                         -------------        ---------------    -------------      ----------
1.  Withholding **                                                        6,055            (6,055)                 0
2.  FICA - Employee **                                                      362              (362)                 0
3.  FICA - Employer **                                                      363              (363)                 0
4.  Unemployment                                                                                0                  0
5.  Income                                                                                                         0
6.  Other (Attach List)
7.  Total Federal Taxes                                     0             6,780            (6,780)                 0

STATE AND LOCAL

8.  Withholding                                                                                 0                  0
9.  Sales (FOOTNOTE)                                    6,412                                                  6,412
10. Excise                                                                                                         0
11. Unemployment                                                                                0                  0
12. Real Property (FOOTNOTE)                            5,222                                                  5,222
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                              11,634                 0                 0             11,634
16. Total Taxes                                        11,634             6,780            (6,780)            11,634

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:     NOVEMBER-01
                                                                ----------------

BANK RECONCILIATIONS                         Account # 1         Account # 2
--------------------                         -----------         -----------
A.  BANK:                                  Bank of America     Bank of America      Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                          1295026976           3751629012         (Attach List)
C.  PURPOSE (TYPE):                                            DIP Disbursement
                                          Operating Account        Account
1.  Balance Per Bank Statement                       90,027            102,023         3,332,688         3,524,738
2.  Add: Total Deposits Not Credited                                                           0                 0
3.  Subtract: Outstanding Checks                    (15,071)                              (6,335)          (21,406)
4.  Other Reconciling Items                                                                    0                 0
5.  Month End Balance Per Books                      74,956            102,023         3,326,353         3,503,332
6.  Number of Last Check Written                 N/A               N/A

INVESTMENT ACCOUNTS

                                             DATE OF       TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE     INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                  --------     ----------     --------------     -------------

7.

8.

9.

10. (Attach List)

11. Total Investments                                                                0                 0

CASH

12. Currency On Hand                                                                                   0
13. Total Cash - End of Month                                                                  3,503,332

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 5

                                                        MONTH:       NOVEMBER-01
                                                              ------------------

BANK RECONCILIATIONS                              Account # 3          Account # 4        Account # 5
--------------------                              -----------          -----------        -----------
A. BANK:                                       Bank of America/
                                                Nations Funds       Bank of America     Bank of America           TOTAL
B. ACCOUNT NUMBER:                                  846713             3751775241          3750801912          OTHER BANK
                                                  Kevco, Inc.                                                   ACCOUNTS
C. PURPOSE (TYPE):                              S-T Investment          Stay Pay          Payroll-Mgmt
1. Balance Per Bank Statement                        3,195,187          127,200             10,301             3,332,688
2. Add: Total Deposits Not Credited                                                                                    0
3. Subtract: Outstanding Checks                                                             (6,335)               (6,335)
4. Other Reconciling Items                                                                                             0
5. Month End Balance Per Books                       3,195,187          127,200              3,966             3,326,353
6. Number of Last Check Written                        N/A              N/A                N/A

INVESTMENT ACCOUNTS

                                                     DATE OF          TYPE OF
BANK, ACCOUNT NAME & NUMBER                          PURCHASE        INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------                          --------        ----------       --------------       -------------
A.

B.

C.

D.

  TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                     0                0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40788-BJH-11

                                                          MONTH:     NOVEMBER-01
                                                                ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                               TYPE OF               AMOUNT           TOTAL PAID
          NAME                 PAYMENT                PAID             TO DATE
          ----                 -------               ------           ----------
1. Sharon Romere             Expense Reimb.             251                 891
2. Joe Tomczak               Expense Reimb.                                 626
3. John Wittig               Expense Reimb.                                 263
4. Sharon Romere             Payroll                  5,913             114,853
5. Joe Tomczak               Payroll                                    177,884
6. John Wittig               Payroll                                    144,039
7. Wil Simpson               Payroll                 12,670             180,348
   Other (see attached)                                 116             132,150
8. Total Payments To Insiders                        18,950             751,054

                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                       TOTAL
                                AUTHORIZING         AMOUNT           AMOUNT     TOTAL PAID      INCURRED
         NAME                     PAYMENT          APPROVED           PAID        TO DATE       & UNPAID*
         ----                   -----------        --------          ------     ----------      ---------
1. Haynes and Boone             3/20/2001         1,088,886                      1,088,886       251,745
2. Lain, Faulkner & Co., P.C.   3/20/2001           289,063            21,822      289,063        15,552
3. Baker & McKenzie             3/20/2001           233,779                        233,779
4. Gordion Group                3/20/2001            17,438                         17,438
5. (Attach List)                                      1,013            16,946       17,959
6. Total Payments To Professionals                1,630,179            38,768    1,647,125       267,297

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                SCHEDULED                                 TOTAL
                                                 MONTHLY                                 UNPAID
                                                PAYMENTS             AMOUNTS PAID         POST
    NAME OF CREDITOR                               DUE               DURING MONTH       PETITION
    ----------------                            --------             ------------       --------
1. Bank of America                                 N/A                        0         13,358,109
2. Leases Payable                                                                          none
3.
4.
5. (Attach List)
6. TOTAL                                             0                        0         13,358,109

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                  MONTH:       NOVEMBER-01
                                                              ------------------

                                    INSIDERS

                                  TYPE OF                  AMOUNT         TOTAL PAID
         NAME                     PAYMENT                   PAID           TO DATE
         ----                     -------                  ------         ----------
A. Bill Estes                  Director's Fees                              13,000
B. Peter McKee                 Director's Fees                              12,000
C. Richard Nevins              Director's Fees                              13,000
D. Wingate Partners            Management Fee                               89,390
E. Wingate Partners            Expense Reimb.                   56           3,841
F. Wil Simpson                 Expense Reimb.                   60             919
G.
H.
TOTAL OTHER PAYMENTS
TO INSIDERS - LINE 5                                           116         132,150

                                  PROFESSIONALS

                                    DATE OF
                                  COURT ORDER                                                                TOTAL
                                  AUTHORIZING               AMOUNT         AMOUNT        TOTAL PAID        INCURRED &
      NAME                          PAYMENT                APPROVED          PAID          TO DATE          UNPAID*
      ----                        -----------              --------        ------        ----------        ----------
A. Ernst & Young                   3/20/2001                 1,013          16,946         17,959
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO
PROFESSIONALS - LINE 5                                       1,013          16,946         17,959

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                SCHEDULED       AMOUNTS         TOTAL
                                                 MONTHLY         PAID           UNPAID
                                                 PAYMENTS       DURING           POST
         NAME OF CREDITOR                          DUE           MONTH         PETITION
         ----------------                       ---------       -------        --------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11
                                                              MONTH: NOVEMBER-01
                                                                    ------------
QUESTIONNAIRE

                                                                                       YES             NO
                                                                                       ---             --

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                   X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                       YES             NO
                                                                                       ---             --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                               X

2.   Are all premium payments paid current?                                             X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

       TYPE OF POLICY                        CARRIER                   PERIOD COVERED          PAYMENT AMOUNT & FREQUENCY
       --------------                        -------                   --------------          --------------------------
    Property                           Lexington, Allianz               5/29/00-3/1/02          Semi-Annual      $26,485
    Group Health                       Blue Cross Blue Shield        Terminated 08/01/01            N/A
    Auto                               Liberty Mutual                   9/1/00-3/1/02           Semi-Annual      $ 3,333
    D&O Liability                      Great American Insurance       10/31/98-10/31/01         Annual           $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                                ACCRUAL BASIS

                                                           MONTH:    NOVEMBER-01
                                                                 ---------------

  ACCRUAL
  BASIS
  FORM
  NUMBER        LINE NUMBER         FOOTNOTE / EXPLANATION
  -------       -----------         ----------------------

     1               1              Pursuant to the February 12, 2001 Order (1)
     3               1              Authorizing Continued Use of Existing Forms
                                    and Records; (2) Authorizing Maintenance of
                                    Existing Corporate Bank Accounts and Cash
                                    Management System; and (3) Extending Time to
                                    Comply with 11 U.S.C. Section 345 Investment
                                    Guidelines, funds in the Bank of America and
                                    Key Bank deposit accounts are swept daily
                                    into Kevco's lead account number 1295026976.
                                    The Bank of America lead account is
                                    administered by, and held in the name of
                                    Kevco Management Co. Accordingly, all cash
                                    receipts and disbursements flow through
                                    Kevco Management's Bank of America DIP
                                    account. A schedule allocating receipts and
                                    disbursements among Kevco, Inc. and its
                                    subsidiaries is included in this report as a
                                    Supplement to Accrual Basis -3.

     1                4             In September, Liberty Mutual, Debtor's
                                    Workman's Compensation carrier, drew
                                    $300,000 on a letter of credit issued during
                                    2000. Debtor believes, after a final audit
                                    of its Workman's Compensation account, that
                                    the amount drawn will be refunded in full.

     1                7             Prepaid Expenses consist primarily of
                                    professional fee retainers.

     1               15             Intercompany receivables/payables are
     1               27A            from/to co-debtors Kevco Manufacturing, LP
     7                3             (Case No. 401-40784-BJH-11), Kevco
                                    Distribution, LP (Case No. 401-40789-BJH-11),
                                    Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                    DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                                    Kevco GP, Inc. (Case No. 401-40786-BJH-11),
                                    Kevco Components, Inc. (Case No. 401-40790-BJH-11),
                                    and Kevco, Inc. (Case No. 401-40783-BJH-11).
                                    Changes in intercompany have not been reflected
                                    as post-petition assets and liabilities.

     1               22             The Debtor records on its books accruals for
                                    certain liabilities based on historical
                                    estimates. While the known creditors were
                                    listed on the Debtor's Schedules, the
                                    estimated amounts were not. Accordingly, for
                                    purposes of this report, the accrued
                                    liabilities are reflected as post-petition
                                    "Accrued Liabilities."

     1               24             Adjustments to equity are due to secured
     1               32             debt reductions pursuant to the sales of
                                    Kevco Manufacturing, LP's operating
                                    divisions, the asset sale of the South
                                    Region of Kevco Distribution, as well as
                                    direct cash payments. The secured debt owed
                                    to Bank of America by Kevco, Inc. (Case No.
                                    401-40783-BJH-11) has been guaranteed by all
                                    of its co-debtors (see Footnote 1,15);
                                    therefore, the secured debt is reflected as
                                    a liability on all of the Kevco entities.
                                    The charge to equity is simply an adjustment
                                    to the balance sheet.

     1               25             Pursuant to Order dated February 12, 2001
                                    and Supplemental Order dated March 14, 2001,
                                    debtors were authorized to pay pre-petition
                                    salaries and wages up to a maximum of $4,300
                                    per employee. Debtors were also (a) allowed
                                    to pay accrued vacation to terminated
                                    employees and (b) permitted to continue
                                    allowing employees to use vacation time as
                                    scheduled.

     4             9,12             Sales/ property tax liabilities represent
                                    accruals of tax and are not yet due.